EXHIBIT 10.2

THIS AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT dated as of August 21, 2015 (the “Amendment”) is entered into by and between:
(1)ANIXTER INC., a Delaware corporation (the “Seller”); and

(2)OPTIMAS OE SOLUTIONS, LLC (formerly AIP/FASTENERS LLC), a Delaware limited liability company (the “Buyer” and, collectively with the Seller, the “Parties” and each a “Party”).

W I T N E S S E T H
WHEREAS, the Parties are party to that certain Asset Purchase Agreement dated as of February 11, 2015, as amended by Amendment No. 1 thereto dated as of March 24, 2015, and Amendment No. 2 thereto dated as of June 1, 2015 (as so amended, the “Agreement”); and
WHEREAS, the Parties wish to amend the Agreement as set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Except as otherwise expressly indicated herein, capitalized terms used in this Amendment shall have the meanings given them in the Agreement.

2.	Amendment of Agreement Section 3.3(a). Clause (a) of Section 3.3 of the Agreement shall be, and hereby is, amended and restated in its entirety to read as follows:

“Not later than September 15, 2015, the Buyer shall prepare and deliver to the Seller a statement (the “Initial Statement”) calculating and setting forth the actual Adjustment Value on the Economic Closing Date (the “Closing Adjustment Value”), which statement shall include a worksheet setting forth in reasonable detail how such value and payment were calculated. The Initial Statement shall be prepared in accordance with GAAP and consistent with Schedule 1.1(a) and the Agreed Valuation Principles.”

3.
No Other Amendment. Except as expressly provided in this Amendment, the Agreement is not, and shall not be deemed to be, amended, modified or waived in any manner whatsoever, and, as so amended, is hereby ratified and confirmed.

4.
Incorporation of Provisions. The provisions of Sections 12.7, 12.8, 12.9 and 12.12 of the Agreement are hereby incorporated in this Amendment, mutatis mutandi, as effectively as if set forth herein in full.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written:
ANIXTER INC.

By: /s/ Ted Dosch
Name: Ted Dosch
Title: Executive Vice President –
Finance & Chief Financial Officer

OPTIMAS OE SOLUTIONS, LLC

By: /s/ Stanley Edme
Name: Stanley Edme
Title:    Vice President and Secretary